Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,371.55
Total Transaction Valuation	17,172,667.49
Total Offset Amount	0.00
Net Fee	$ 2,371.55